SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2012

H. J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

412-456-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL

Item 8.01      Other Events.

On May 24, 2012, H. J. Heinz Company issued a press release, furnished with a report on Form 8-K filed on May 24, 2012, indicating that its Board of Directors had declared a quarterly common stock dividend of 51.5 cents per share quarterly for all shareholders of record as of June 24, 2012, payable July 10, 2012, and declared a dividend of 42.5 cents per share on the Company’s Third Cumulative Preferred Stock, $1.70 First Series, payable July 1, 2012 to shareholders of record at the close of business on June 24, 2012. As June 24, 2012 falls on a Sunday, the effective record date for each dividend will be the close of business on Friday, June 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H. J. HEINZ COMPANY

		By:	/s/ Theodore N. Bobby
Theodore N. Bobby
Executive Vice President,
General Counsel & Corporate Secretary

Dated:	May 24, 2012